UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2018 (August 22, 2018)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102

(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information contained in Item 2.01 is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 22, 2018, Link Media Midwest, LLC (“Link Midwest”) entered into an Asset Purchase Agreement with Key Outdoor, Inc., Angela K. Dahl, and Robert A. Dahl, by which Link Midwest acquired over 700 billboard structures and related assets from Key Outdoor, Inc. The billboards and related assets are located in Illinois, Iowa and Missouri.

Link Midwest is a wholly-owned subsidiary of Link Media Holdings, LLC, a wholly-owned subsidiary of Boston Omaha Corporation (the “Company”).

The purchase price for the acquired assets was $38,000,000, subject to certain post-closing adjustments, and was paid in cash. A portion of the purchase price equal to $1,900,000 will be held back by Link Midwest and disbursed, subject to any claims for indemnification, over an 18 month period. Each of Key Outdoor, Inc. and Angela K. Dahl and Robert A. Dahl, Key Outdoor Inc.’s principals, have also entered into five year non-competition and non-solicitation agreements in connection with the acquisition.

The Asset Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1.

ITEM 8.01	OTHER EVENTS

On August 22, 2018, the Company issued a press release entitled “Link Media Outdoor Announces the Acquisition of Key Outdoor, Inc.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release was also simultaneously filed on the Company’s website.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of Key Outdoor, Inc. required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K no later than 71 days after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits.

The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

2.1	Asset Purchase Agreement by and between Link Media Midwest, LLC, Key Outdoor, Inc., and Angela K. Dahl and Robert A. Dahl, dated as of August 22, 2018.

99.1	Press release, dated August 22, 2018, titled “Link Media Outdoor Announces the Acquisition of Key Outdoor, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger
Chief Financial Officer

Date: August 23, 2018

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